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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                                  May 10, 2001



                  INGRAM MICRO 401(k) INVESTMENT SAVINGS PLAN
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                     1-12203              62-1644402 (Plan 002)
(State of incorporation or    (Commission File Number)      (I.R.S. Employer
      organization)                                        Identification No.)

                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
   (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000

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Item 4.  Changes in Registrant's Certifying Accountant

     On May 10, 2001, Stephens, Reidinger & Beller LLP ("Stephens") was dismissed as auditors for the Ingram Micro 401(k) Investment Savings Plan (the "Registrant"). Stephens' reports for the financial statements of the Registrant for the fiscal years ended December 31, 1998 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Benefits Administrative Committee of Ingram Micro Inc., which has been charged with the administration of the Registrant. During the Registrant's two most recent fiscal years and the subsequent interim period preceding such dismissal, there was no disagreement with Stephens on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure.

     The auditing firm of Kushner, Smith, Joanou & Gregson, LLP was engaged, contemporaneous with the dismissal of Stephens, as auditors for the Registrant for the fiscal year ended December 31, 2000.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INGRAM MICRO 401(k) INVESTMENT SAVINGS PLAN


                                     By: /s/ Matthew Sauer
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                                        Name:  Matthew Sauer
                                        Title: Member of the Ingram Micro
                                               Benefits Administrative Committee


Date: May 25, 2001


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                                 EXHIBIT INDEX


Exhibit Number                               Description
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16.1             Letter dated May 25, 2001 of Stephens, Reidinger & Beller LLP re change in certifying accountant